UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.
Date of Report (Date of earliest event reported): November 30, 2007
MEDCATH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-33009	56-2248952
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)
10720 Sikes Place
Charlotte, North Carolina 28277
(Address of principal executive offices, including zip code)
(704) 708-6600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

Item 2.01. Completion of Acquisition or Disposition of Assets.
On December 4, 2007, the Company announced the completion of the divestiture of Heart Hospital of Lafayette to the Heart Hospital of Acadiana effective November 30, 2007, which is co-owned by Our Lady of Lourdes, a Lafayette, Louisiana community hospital and local physicians. The aggregate purchase price and other settlement amounts related to the transaction, which was structured as an asset sale, totaled $25 million, subject to customary post-closing adjustments. A copy of the press release is included as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
Exhibit 99.1       Press Release dated December 4, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION
Date: December 5, 2007	By:	/s/ James E. Harris
James E. Harris
Executive Vice President and Chief Financial Officer